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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  January 4, 2000
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                                 SIMMONS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    333-76723                  06-1007444
           --------                    ---------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


 One Concourse Parkway, Atlanta, Georgia                           30328
 ---------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (770) 512-7700
                                                           --------------






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ITEM 5.           OTHER EVENTS.

         On January 4, 2000, Simmons Company, a Delaware corporation (the "Company") and a wholly owned subsidiary of Simmons Holdings, Inc., a Delaware corporation ("Holdings"), announced the election of Charles R. Eitel as Chairman and Chief Executive Officer, and a director of each of Holdings and the Company. Charles R. Eitel succeeds Zenon S. Nie who is resigning as Chairman, President, Chief Executive Officer and a director of Holdings and the Company and from all offices and positions held with each subsidiary of Holdings, including the Company.

         Attached as Exhibit 99.1 is a press release issued today by the Company in connection with the foregoing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:
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                  99.1     Press Release of the Company dated January 4, 2000.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SIMMONS COMPANY



                                    By:      /s/ Jonathan C. Daiker
                                       -----------------------------------------
                                             Jonathan C. Daiker
                                         Executive Vice President--Finance and
                                         Administration, Chief Financial Officer
                                         and Director
                                         (Principal Accounting Officer)




Date:  January 5, 2000









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                                  EXHIBIT INDEX

99.1     Press Release of the Company dated January 4, 2000.












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